UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 360‑397‑6250

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Shareholders of Northwest Pipe Company (the “Company”) on June 22, 2023, the Company’s shareholders: (i) elected three directors; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iii) approved, on an advisory basis, “1 Year” as the frequency with which the Company should include advisory votes on executive compensation in future proxy statements; and (iv) ratified the appointment of Moss Adams LLP as the Company’s independent registered public accountants for the year ending December 31, 2023. Set forth below are the voting results for each of these proposals.

Proposal 1:      Election of three directors:

Nominee	For	Withheld	Broker Non‑votes
Irma Lockridge (two‑year term)	7,932,243	175,709	940,551
Scott Montross (three-year term)	7,177,688	930,264	940,551
John Paschal (three-year term)	5,552,721	2,555,231	940,551

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non‑votes
7,507,479	376,937	223,536	940,551

Proposal 3: Advisory vote on the frequency of shareholder advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non‑votes
7,188,114	3,739	705,980	210,119	940,551

Based on the voting results on Proposal 3, and consistent with the recommendation of the Board of Directors of “1 Year” as the frequency of shareholder advisory votes on executive compensation, the Company has determined to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials for each annual meeting of shareholders until the next required advisory vote on the frequency of shareholder advisory votes on executive compensation.

Proposal 4: Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accountants for the year ending December 31, 2023:

For	Against	Abstain	Broker Non‑votes
9,037,974	4,638	5,891	-

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 23, 2023.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins Senior Vice President, Chief Financial Officer, and Corporate Secretary